SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 10, 2004

                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                 ---------------------------------------------
             (Exact name of registrant as specified by its charter)



     Delaware                       33-24483-NY                  11-2914841
------------------------       ----------------------     ----------------------
(State or other jurisdic-         (Commission File         (IRS Employer
tion of incorporation)                Number)             Identification Number)


                 7537 Leesburg Pike #200 Falls Church, VA 22043
           4640 South Carrollton Ave Suite 2A-6 New Orleans, La 70199
                -----------------------------------------------
                    (Address of principal executive offices)

                                 1-877-723-631
                     -------------------------------------
                          Registrant's Telephone Number

                                      N/A
                 ----------------------------------------------
           Former Name or Former Address If Changed Since Last Report

Item 5. Other Events.

     The Company has filed the attached Letter of Intent with the Department of Commerce, Department of Treasury and Foreign Asset Control to assure compliance with any and all U.S. Government regulations concerning Libya.


ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.    Description
----------------------------------------------------------------------

10.5     *     Letter of Intent and  Agreement  between  Life Energy  Technology
               Holdings,  Inc. and Spinnaker  Exploration Company,  L.L.C. dated
               July 29, 2004.


--------------------
*   Filed herewith.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 10, 2004



                    LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
                                   Registrant




By: /s/ Christopher McCormack
---------------------------------------
Christopher McCormack, President and CEO